Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, (the “Report”) of Allied Capital Corporation (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof; I, John M. Scheurer, the Chief Executive Officer of the Registrant, certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/  John M. Scheurer
Name:     John M. Scheurer

Date: November 6, 2009